Lincoln National Variable Annuity Account E dated April 30, 1999
         Lincoln National Variable Annuity Account H dated April 1, 1999
                       Supplement dated September 1, 1999

This Supplement describes enhancements that are being made to your American Legacy variable annuity contract. These enhancements will be made by an amendment to your contract, and will become effective upon approval by your particular state.

Please keep this Supplement with your current American Legacy Prospectus and retain it for reference. The changes discussed in this Supplement modify the descriptions of these contract features as set forth in your April 1, 1999 or April 30, 1999 Prospectus.

In general, there are five changes to the annuity contract:

* If desired, the Contractowner can now specify an annuity payout option as a method of paying the Death benefit to a Beneficiary. The Beneficiary cannot change this option.

* In addition to paying a Death benefit when the Annuitant dies, we will also pay a Death benefit when the Contractowner, sole joint owner or pre-designated joint owner dies. This Death benefit equals the greater of (1) the GMDB or if elected, the EGMDB or (2) the current value of the contract as of the day we approve the claim for payment.

  If the contract has more than one joint owner, this Death benefit will only be paid on the death of the pre-designated joint owner. The Contractowner may make this pre-designation to us in writing. If the Contractowner does not make this designation, the youngest joint owner will be the pre-designated joint owner. Only the cash surrender value will be paid upon the death of a non-pre-designated joint owner.

     To summarize, the Death benefit will be paid as follows:

          * If the Annuitant dies, the Death benefit will be paid to the Beneficiary.

          * If the Contractowner dies we will pay a Death benefit to the contingent owner, if any, otherwise to the Annuitant.

          * If the Contractowner or joint owner dies, payment of either the Death benefit or the cash surrender value will be paid to the remaining Contractowner or joint owners equally.

          * If the Contractowner or joint owner is also the Annuitant, the Death benefit will be paid to the Beneficiary.

* A surrender charge does not apply to a surrender of the contract as a result of the death of a Contractowner, Annuitant or a joint owner. If there are two or more joint owners, the surrender charge is waived only on the death of the pre-designated joint owner.

* If the surviving spouse elects to continue the contract, a portion of the Death benefit may be credited to the contract. Any portion of the Death benefit that would have been payable (if the contract had not been continued) and that exceeds the current contract value will be credited to the contract. This feature will only apply one time for each contract.

* The maximum amount of purchase payments has been increased. The total amount of purchase payments may not exceed $2 million per contract.